SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 15, 2005


                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    333-125422                20-0842986
----------------------------          ------------          --------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

    383 Madison Avenue                                             10179
    New York, New York
----------------------------                                 -------------------
  (Address of Principal                                          (Zip Code)
    Executive Offices)

     Registrant's telephone number, including area code, is (212) 272-2000.

Item 8.01.  Other Events.
            ------------

         On or about August 15, 2005, the Registrant will cause the issuance and sale of approximately $355,807,000 initial principal amount of Bear Stearns Asset Backed Securities Trust 2005-SD3, Asset Backed Certificates, Series 2005-SD3 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2005, among the Registrant as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

         In connection with the sale of the Series 2005-SD3 Class I-A, Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6, Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2, Class II-M-3, and Class II-M-4 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain structural terms sheets, collateral terms sheets and/or computational materials (collectively, the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-125422, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (a) Financial Statements.

                Not applicable.

            (b) Pro Forma Financial Information.

                Not applicable.


            (c) Exhibits


      EXHIBIT NO.                               DESCRIPTION
      -----------                               -----------
         99.1 Computational Materials -- Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of Bear Stearns Asset Backed Securities Trust 2005-SD3, Asset Backed Certificates, Series 2005-SD3.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      BEAR STEARNS ASSET BACKED SECURITIES I LLC


                                      By:/s/ Baron Silverstein
                                         ---------------------------------------
                                           Name:  Baron Silverstein
                                           Title: Vice President
                                           Dated: August 15, 2005

                                  EXHIBIT INDEX
                                  -------------


                                                                  Sequentially
                                                                  Numbered
Exhibit Number                     Description                    Page
--------------                     -----------                    ----
99.1                               Computational                  5
                                   Materials

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------



NEW ISSUE COMPUTATIONAL MATERIALS
---------------------------------



$236,627,000 (approximate +/-10%)

ASSET-BACKED CERTIFICATES,
SERIES 2005-SD3, GROUP I


BEAR STEARNS ASSET-BACKED SECURITIES I LLC
Issuer

EMC MORTGAGE CORPORATION
Mortgage Loan Seller

WELLS FARGO BANK, N.A.
Master Servicer and Securities Administrator

All Statistical Information based upon Information as of July 1, 2005.


AUGUST 8, 2005


                                      BEAR
                                     STEARNS








--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------


                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION
                -------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------


              CERTIFICATE INFORMATION TO 10% OPTIONAL CLEAN-UP CALL
              -----------------------------------------------------


                                  RATINGS               CE
             CERTIFICATE          -------                             PASS-THROUGH        WINDOW      WAL      CERTIFICATE
  CLASS        SIZE (1)           S&P/FITCH          LEVELS (1)           RATE            (MOS)      (YRS)         TYPE
   I-A       $211,338,000         AAA/AAA             12.25% (2)      LIBOR (3)(4)        1-112      3.285        Senior
  I-M-1       $13,005,000          AA/AA               6.85% (2)      LIBOR (3)(4)        37-112     6.100      Subordinate
  I-M-2        $6,623,000           A/A                4.10% (2)      LIBOR (3)(4)        37-112     6.100      Subordinate
  I-M-3        $1,807,000          A-/A-               3.35% (2)      LIBOR (3)(4)        37-112     6.100      Subordinate
  I-M-4        $1,445,000        BBB+/BBB+             2.75% (2)      LIBOR (3)(4)        37-112     6.100      Subordinate
  I-M-5        $1,205,000         BBB/BBB              2.25% (2)      LIBOR (3)(4)        37-112     6.100      Subordinate
  I-M-6        $1,204,000        BBB-/BBB-             1.75% (2)      LIBOR (3)(4)        37-112     6.100      Subordinate


    NOTES:   - Prepayment Pricing Speed Assumption is 20% CPR
             - Certificates will be priced to a 10% clean-up call
             - Certificates are subject to a variance of +/- 10%

    (1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

    (2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will be equal to 1.75% as of the Cut-Off Date. Beginning on the distribution date in September 2005, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 2.75% of the Cut-Off Date unpaid principal balance of the mortgage loans.

    (3) The Pass-Through Rates for the Class A Certificates and the Class M Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin, in each case subject to the Net WAC Rate Cap. The Net WAC Rate Cap will equal the weighted average of the net rates on the mortgage loans.

    (4) On the first distribution date after the first possible optional clean-up call, the margin for the Class I-A Certificates will increase to 2 times its original value.

    (5) On the first distribution date after the first possible optional clean-up call, the margin for the Class M Certificates will increase to
        1.5 times its original value.








--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------


THE COLLATERAL

    - Conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.

    - The mortgage loans are serviced by EMC Mortgage Corp (approximately 53%), Wells Fargo Home Mortgage, Inc. (approximately 29%) and Bank of America (approximately 18%).

    - As of the Cut-Off Date, no more than approximately 10% of the mortgage loans will be 31-60 days delinquent and none of the mortgage loans will be greater than 60 days delinquent.

    - As of the Cut-Off Date, no more than 22% of the Mortgage Loans will have been more than 1x30 days delinquent in the past 12 months.

    - The mortgage loans were originated by approximately 40 originators with approximately 33% originated by Wells Fargo, 23% originated by Citigroup, 18.5% originated by Bank of America and 6% originated by National City. No other originator contributed more than 5%.

    - The mortgage loans originated by Wells Fargo are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance, delinquency history, seasoned loans or document deficiencies.

    - The mortgage loans purchased from Citigroup, were originated by a variety of companies and were seasoned uninsured government loans purchased though a HUD auction.

    - The mortgage loans originated by Bank of America are generally loans that did not meet investor guidelines (approximately 75%), loans with a delinquency history (approximately 11%), loans with document deficiencies (approximately 8%) and seasoned loans (approximately 5%).

    - The mortgage loans originated by National City are generally seasoned loans that have had a decline in property value since origination. These loans reflect high LTV's based on brokers price opinions (BPO's) and have mortgage insurance coverage based on the higher BPO LTV.

    - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Such loans were originated or intended to be originated based on prime or alt "A" underwriting guidelines.




                           PRINCIPAL        % OF        GROSS                  WAM        AGE       OTERM     CURRENT
       LOAN TYPE          BALANCE ($)       POOL         WAC      NET WAC    (MOS.)     (MOS.)      (MOS.)      LTV        FICO
    Fixed/1st Lien         $238,309,989       98.95%     6.436%     6.051%        324        19     343       82.96%       619
Fixed Balloon/1st Lien       $2,532,704        1.05%     6.321%     5.885%        131        21     152       92.83%       641
        TOTAL:             $240,842,693      100.00%     6.434%     6.049%        322        19     341       83.06%       619


      ALL COLLATERAL INFORMATION PROVIDED HEREIN HAS BEEN CALCULATED USING
       INFORMATION AS OF JULY 1, 2005 AND MAY DIFFER +/-10% FROM THE FINAL
          CHARACTERISTICS OF THE MORTGAGE POOL AS OF THE CUT-OFF DATE.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------
SUMMARY OF TERMS


DEPOSITOR:                     Bear Stearns Asset Backed Securities I LLC

MORTGAGE LOAN SELLER:          EMC Mortgage Corporation

MASTER SERVICER:               Wells Fargo Bank, N.A.

Servicers:                     EMC Mortgage Corp. (approximately 53%), Wells
                               Fargo Home Mortgage, Inc. (approximately 29%),
                               Bank of America (approximately 18%)

SOLE MANAGER:                  Bear, Stearns & Co. Inc.

TRUSTEE:                       JPMorgan Chase Bank

SWAP PROVIDER:                 [To be determined].

YIELD MAINTENANCE PROVIDER:    [To be determined].

RATING AGENCIES:               Standard & Poor's Ratings Group & Fitch Ratings.

CUT-OFF DATE:                  July 1, 2005

SETTLEMENT DATE:               On or about [August 15, 2005]

DISTRIBUTION DATE:             25th day of each month (or the next business
                               day), commencing August 2005

OPTIONAL CALL:                 10% clean-up call

REGISTRATION:                  The Certificates will be available in book-entry
                               form through DTC.

DENOMINATIONS:                 The Certificates are issuable in minimum
                               denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

FEDERAL TAX ASPECTS:           REMIC (one or more)

ERISA CONSIDERATIONS:          The Class A Certificates generally may be
                               purchased by, on behalf of, or with plan assets of, a Plan, in reliance on the underwriter's exemption.

SMMEA ELIGIBILITY:             None of the Certificates will be 'mortgage
                               related securities' for purposes of the Secondary
                               Mortgage Market Enhancement Act of 1984.

P&I Advances:                  Each servicer will be obligated to advance, or
                               cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent specified in its related servicing agreement. The servicers are generally not obligated to make such advances if such cash advances might not be repaid from future payments on the related mortgage loans.
                               These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop each servicer's obligation.

NET MORTGAGE RATE:             On any mortgage loan, the then applicable
                               mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to 0.50%) and (2) the Master Servicing Fee Rate (0.01%).


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------
NET WAC RATE CAP:              For any Distribution Date is the excess, if any,
                               of (A) with respect to the Class A Certificates and Class M Certificates, the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the related due date prior to giving effect to any reduction in the Stated Principal Balances of such Mortgage Loans on such due date, over (B) the sum of (x) a per annum rate equal to the Net
                               Swap Payment payable to the Swap Provider on such Distribution Date, divided by the outstanding principal balance of the Mortgage Loans as of the related due date prior to giving effect to any reduction in the Stated Principal Balances of such Mortgage Loans on such due date, multiplied by 12, and (y) any Swap Termination Payment not due to a Swap Provider Trigger Event payable to the Swap Provider, divided by the outstanding principal balance of the Mortgage Loans as of the related due date prior to giving effect to any reduction in the Stated Principal Balances of such Mortgage Loans on such due date.

INTEREST PAYMENTS:             On each Distribution Date holders of the
                               Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior
                               Distribution Date that was not paid.

                               The "accrual period" for the Certificates will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date.

                               The trustee will calculate interest on the Certificates on an actual/360 basis.

PRINCIPAL PAYMENTS:            The Class M Certificates will not receive any
                               principal payments until the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

                               After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A and Class M Certificates as described under the "Priority of Payments."

CREDIT ENHANCEMENT:            Subordination: Initially, [12.25]% for the Class
                               A Certificates, [6.85]% for the Class M-1
                               Certificates, [4.10]% for the Class M-2
                               Certificates, [3.35]% for the Class M-3
                               Certificates, [2.75]% for the Class M-4
                               Certificates, [2.25]% for the Class M-5
                               Certificates and [1.75]% for the Class M-6
                               Certificates.

                               o   Overcollateralization ("OC")
                                   INITIAL (% Orig.)        [1.75]%
                                   OC TARGET (% Orig.)      [2.75]%
                                   STEPDOWN (% Current)     [5.50]%
                                   OC FLOOR (% Orig.)        0.50%

                               o Excess spread, which will initially be equal to approximately [146] bps per annum (before losses), is expected to be available to cover losses and to build OC commencing on the September 2005 Distribution Date.

INTEREST REMITTANCE AMOUNT:    With respect to any Distribution Date, that
                               portion of the available distribution amount for that Distribution Date that represents interest received or advanced on the Mortgage Loans (net of Administrative Fees and any Net Swap Payment or Swap Termination Payment owed to the Swap
                               Provider not resulting from an event of default or certain termination events with respect to the Swap Provider (a "Swap


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------

                               Provider Trigger Event")).

INTEREST DISTRIBUTION AMOUNT:  For any distribution date and each class of offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate (as reduced by the Net WAC Rate Cap) on the Certificate Principal Balance of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer.

PRINCIPAL REMITTANCE AMOUNT:   With respect to any distribution date, the
                               principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

PRINCIPAL DISTRIBUTION AMOUNT: With respect to any distribution date, the Basic
                               Principal Distribution Amount plus the Extra
                               Principal Distribution Amount.


BASIC PRINCIPAL DISTRIBUTION   With respect to any distribution date, the excess
AMOUNT:                        of (i) the Principal Remittance Amount for such
                               distribution date over (ii) the
                               Overcollateralization Release Amount, if any, for such distribution date.

EXTRA PRINCIPAL DISTRIBUTION   With respect to any distribution date, the
AMOUNT:                        lesser of (x) the Net Monthly Excess Cash-flow
                               for such distribution date and (y) the
                               Overcollateralization Deficiency Amount for such distribution date.

NET MONTHLY EXCESS CASH-FLOW:  For any distribution date, the excess of (x)
                               available funds for such distribution date over
                               (y) the sum for such distribution date of (A) any Net Swap Payment or applicable Swap Termination Payment payable to the Swap Provider, (B) the Interest Distribution Amounts for the certificates and (C) the Principal Distribution Amount.

SWAP AGREEMENT:                On the Closing Date, the Swap Administrator will
                               enter into a Swap Agreement with an initial notional amount of [$240,842,693]. Under the Swap
                               Agreement, the Swap Administrator shall be obligated to pay to the Swap Provider an amount equal to [4.250%] (per annum) on the swap notional amount and the Swap Administrator will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the swap notional amount on each Distribution Date, accrued during each swap accrual period until the swap is retired. Only the net amount (the "Net
                               Swap Payment") of the two obligations above will be paid by the appropriate party. To the extent that the Swap Administrator is obliged to make a Net Swap Payment on any Distribution Date, amounts otherwise available to certificateholders will be applied to make a net payment to the Swap
                               Administrator in the same amount, for payment to the Swap Provider.

                               Upon early termination of the Swap Agreement, the Swap Administrator or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. IN THE EVENT THAT THE SWAP ADMINISTRATOR IS REQUIRED TO MAKE A SWAP TERMINATION PAYMENT, THE TRUST WILL BE REQUIRED TO MAKE A PAYMENT TO THE SWAP ADMINISTRATOR IN THE SAME AMOUNT, WHICH AMOUNT WILL BE PAID ON THE RELATED DISTRIBUTION DATE, AND ON ANY SUBSEQUENT DISTRIBUTION DATES UNTIL PAID IN FULL, PRIOR TO DISTRIBUTIONS TO CERTIFICATEHOLDERS (OTHER THAN A SWAP TERMINATION PAYMENT DUE TO A SWAP PROVIDER TRIGGER EVENT). Shown below is the swap notional amount schedule, which generally has been derived using a prepayment speed of 20% CPR.


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------


     PERIOD         NOTIONAL BALANCE         PERIOD         NOTIONAL BALANCE
      1                  240,842,693.49      39                  112,457,116.83
      2                  236,103,800.28      40                  110,203,990.08
      3                  231,456,235.92      41                  107,994,786.16
      4                  226,898,264.04      42                  105,828,663.65
      5                  222,428,180.97      43                  103,704,797.07
      6                  218,044,315.17      44                  101,622,376.56
      7                  213,745,026.56      45                   99,580,607.60
      8                  209,528,705.98      46                   97,578,710.75
      9                  205,393,774.61      47                   95,615,921.31
     10                  201,338,683.38      48                   93,691,489.08
     11                  197,361,912.43      49                   91,804,678.08
     12                  193,461,970.56      50                   89,954,766.29
     13                  189,637,394.67      51                   88,141,045.35
     14                  185,886,749.29      52                   86,362,820.37
     15                  182,208,625.99      53                   84,619,409.61
     16                  178,601,642.94      54                   82,666,098.50
     17                  175,064,444.35      55                   80,995,254.68
     18                  171,595,700.04      56                   79,357,159.34
     19                  168,194,104.92      57                   77,751,182.93
     20                  164,858,378.53      58                   76,176,707.84
     21                  161,587,264.60      59                   74,633,128.17
     22                  158,379,530.55      60                   73,119,786.76
     23                  155,233,967.09      61                   71,636,165.22
     24                  152,149,387.78      62                   70,181,691.50
     25                  149,124,628.56      63                   68,755,804.38
     26                  146,158,547.38      64                   67,357,953.33
     27                  143,250,023.75      65                   65,987,598.29
     28                  140,397,958.37      66                   64,644,209.43
     29                  137,601,272.69      67                   63,205,548.44
     30                   34,858,908.57      68                   61,917,007.15
     31                  132,169,827.87      69                   60,653,853.75
     32                  129,533,012.04      70                   59,415,598.54
     33                  126,947,461.85      71                   58,201,761.12
     34                  124,412,196.90      72                   57,011,870.24
     35                  121,926,255.39      73                   55,845,463.61
     36                  119,488,693.68      74                   54,702,087.76
     37                  117,098,585.99      75                   53,581,297.84
     38                  114,755,024.07


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------
BASIS RISK SHORTFALL CARRYOVER With respect to any Distribution Date and the
AMOUNT: Class A Certificates and Class M Certificates the excess of (i) the amount of interest such class would have accrued on such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate Cap, over (ii) the amount of interest such class of Certificates received on such Distribution Date at the Net WAC Rate Cap, together with the unpaid portion of any such amounts from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net WAC Rate Cap). The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Shortfall Carryover Amount.

STEPDOWN DATE:                 The later to occur of (x) the distribution date
                               occurring in August 2008 and (y) the first distribution date for which the aggregate
                               Certificate Principal Balance of the Class M
                               Certificates and the Overcollateralization Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to [26.50]%.

TRIGGER EVENT:                 If either the Delinquency Test or the Cumulative
                               Loss Test is violated.

DELINQUENCY TEST:              A 'Trigger Event,' with respect to each
                               Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans that are 61 days or more delinquent (including loans in bankruptcy, foreclosure and REO properties) over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds [43]% of the aggregate amount of the Class M Certificates plus the Overcollateralization Amount as a percentage of the aggregate Stated Principal Balance of the mortgage loans.

CUMULATIVE LOSS TEST:          The Cumulative Loss Test is violated on any
                               Distribution Date if the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:


                               DISTRIBUTION DATE OCCURRING IN         PERCENTAGE
                               -------------------------------------------------
                               August 2008 through July 2009          [2.50]%
                               August 2009 through July 2010          [3.25]%
                               August 2010 through July 2011          [3.75]%
                               August 2011 and thereafter             [4.00]%



PRIORITY OF PAYMENTS:          On each Distribution Date, distributions on the
--------------------           Certificates, to the extent of available funds,
                               will be made according to the following priority:

                                  INTEREST DISTRIBUTIONS:

                                  1)  To the Swap Provider, any Net Swap
                                      Payment or Swap Termination Payment
                                      (other than due to a Swap Provider
                                      Trigger Event) payable on such
                                      Distribution Date;
                                  2)  To the holders of the Class A
                                      Certificates, on a pro-rata basis,
                                      the Interest Distribution Amount and
                                      Interest Carry Forward Amount;
                                  3)  To the holders of the Class M-1,
                                      Class M-2, Class M-3, Class M-4,
                                      Class


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------
                               M-5 and Class M-6 Certificates, sequentially, the Interest Distribution Amount for each such class;

                               PRINCIPAL DISTRIBUTIONS:

                               Prior to the Stepdown Date or on which a Trigger Event is in effect
                               -------------------------------------------------

                               1) To the holders of the Class A Certificates,
                                  until the Certificate Principal Balance of each such class has been reduced to zero;
                               2) To the holders of the Class M-1, Class M-2,
                                  Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, sequentially, any remaining Principal Distribution Amount, in each case, until the Certificate Principal Balance of each such class has been reduced to zero;

                               On or after the Stepdown Date on which a Trigger Event is not in effect
                               -------------------------------------------------

                               1) To the holders of the Class A Certificates,
                                  the Class A Distribution Amount, until the
                                  Certificate Principal Balance of each such class has been reduced to zero;
                               2) To the holders of the Class M-1 Certificates,
                                  the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
                               3) To the holders of the Class M-2 Certificates,
                                  the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
                               4) To the holders of the Class M-3 Certificates,
                                  the Class M-3 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
                               5) To the holders of the Class M-4 Certificates,
                                  the Class M-4 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
                               6) To the holders of the Class M-5 Certificates,
                                  the Class M-5 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and
                               7) To the holders of the Class M-6 Certificates,
                                  the Class M-6 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

SWAP PAYMENTS:                 Funds payable under the swap agreement will be
                               deposited into a reserve account (the "Swap
                               Account").

                               Funds in the Swap Account that are payable to the Swap Provider will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:
                               1) to the Swap Provider, any Net Swap Payment
                                  owed for such Distribution Date; and

                               2) to the Swap Provider, any Swap Termination
                                  Payment not due to a Swap Provider Trigger
                                  Event.


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------

                               Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:
                               1) to the holders of the Class A Certificates, on
                                  a pro rata basis, to pay accrued interest and any Interest Carry Forward Amount to the extent of the interest portion of any Realized Loss on the Mortgage Loans, in each case to the extent unpaid from the Interest Remittance Amount;
                               2) to the holders of the Class M Certificates,
                                  sequentially, to pay accrued interest and any Interest Carry Forward Amount to the extent of the interest portion of any Realized Loss on the Mortgage Loans, in each case to the extent unpaid from the Interest Remittance Amount;
                               3) to pay, first to the Class A Certificates on a
                                  pro rata basis, and second, sequentially to
                                  the Class M-1, Class M-2, Class M-3, Class
                                  M-4, Class M-5 and Class M-6 Certificates, in that order, any Basis Risk Shortfall Carryover Amounts for such Distribution Date;
                               4) to pay as principal to the Class A, Class M-1,
                                  Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates to maintain the Overcollateralization Target Amount for such Distribution Date (to the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount as a result of Realized Losses and to the extent not covered by Net Monthly Excess Cashflow) distributed in the same manner and priority as the Principal Distribution Amount; and
                               5) to the party named in the Pooling and
                                  Servicing Agreement, any remaining amounts.


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------


NET MONTHLY EXCESS CASHFLOW    With respect to any Distribution Date, the
DISTRIBUTIONS:                 available distribution amount remaining after
                               distribution of the Interest Remittance Amount, Principal Distribution Amount and any applicable payment to the Swap Provider, as described above
                               ("Net Monthly Excess Cashflow") shall be distributed as follows to the extent not covered by amounts paid pursuant to the Swap Agreement
                               (other (i) to the holders of the class or than in the case of clause (i) below):
                                   (i)  to the holders of the class or classes
                                        of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, distributable as part of the Principal Distribution Amount;
                                   (ii) to the holders of the Class M-1, Class
                                        M-2, Class M-3, Class M-4, Class M-5 and
                                        Class M-6 Certificates, in that order,
                                        in an amount equal to the related
                                        Interest Carry Forward Amount allocable
                                        to such Certificates;
                                  (iii) to make payments to a reserve account,
                                        to the extent required to distribute to
                                        the holders of the Class A Certificates
                                        any Basis Risk Shortfall Carryover
                                        Amounts for such classes;
                                   (iv) to make payments to a reserve account,
                                        to the extent required to distribute to
                                        the holders of the Class M Certificates
                                        any Basis Risk Shortfall Carryover
                                        Amounts for such classes;
                                   (v)  to the holders of the Class A
                                        Certificates and Class M Certificates,
                                        in an amount equal to such certificates' allocated share of any Prepayment Interest Shortfalls and any shortfalls resulting from the application of the Relief Act, in each case, without interest accrued thereon;
                                   (vi) to the Swap Provider, any Swap
                                        Termination Payment for such
                                        Distribution Date due to a Swap Provider
                                        Trigger Event; and
                                  (vii) to the holders of the Class B-IO and
                                        Class R Certificates as provided in the
                                        Pooling and Servicing Agreement.

CLASS A PRINCIPAL DISTRIBUTION For any applicable distribution date, an amount
AMOUNT: equal to the excess (if any) of (A) the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (B) the lesser of (x) [73.50]% of the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related Due Period) less the
                               Overcollateralization Floor.


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------

CLASS M-1 PRINCIPAL          For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:         equal to the excess (if any) of (A) the sum of
                             (1) the Certificate Principal Balance of the
                             Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-1
                             Certificates immediately prior to such
                             distribution date over (B) the lesser of (x)
                             [84.30]% of the aggregate Stated Principal
                             Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                             Prepayment Period) and (y) the aggregate Stated
                             Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Due Period) less the
                             Overcollateralization Floor.

CLASS M-2 PRINCIPAL          For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:         equal to the excess (if any) of (A) the sum of
                             (1) the Certificate Principal Balance of the
                             Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class
                             M-1 Principal Distribution Amounts for that distribution date) and (2) the Certificate
                             Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over
                             (B) the lesser of (x) [89.80]% of the aggregate
                             Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate
                             Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Due Period) less the
                             Overcollateralization Floor.

CLASS M-3 PRINCIPAL          For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:         equal to the excess (if any) of (A) the sum of
                             (1) the Certificate Principal Balance of the
                             Class A, Class M-1 and Class M-2 Certificates
                             (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal
                             Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such distribution date over (B) the lesser of (x)
                             [91.30]% of the aggregate Stated Principal
                             Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                             Prepayment Period) and (y) the aggregate Stated
                             Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Due Period) less the
                             Overcollateralization Floor.

CLASS M-4 PRINCIPAL          For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:         equal to the excess (if any) of (A) the sum of
                             (1) the Certificate Principal Balance of the
                             Class A, Class M-1, Class M-2 and Class M-3
                             Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and
                             Class M-3 Principal Distribution Amounts for that distribution date) and (2) the Certificate
                             Principal Balance of the Class M-4 Certificates immediately prior to such distribution date over
                             (B) the lesser of (x) [92.50]% of the aggregate
                             Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate
                             Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Due Period) less the
                             Overcollateralization Floor.


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------

CLASS M-5 PRINCIPAL            For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:           equal to the excess (if any) of (A) the sum of
                               (1) the Certificate Principal Balance of the
                               Class A, Class M-1, Class M-2, Class M-3 and
                               Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2,
                               Class M-3 and Class M-4 Principal Distribution
                               Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-5
                               Certificates immediately prior to such
                               distribution date over (B) the lesser of (x)
                               [93.50]% of the aggregate Stated Principal
                               Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                               Prepayment Period) and (y) the aggregate Stated
                               Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Due Period) less the
                               Overcollateralization Floor.

CLASS M-6 PRINCIPAL            For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:           equal to the excess (if any) of (A) the sum of
                               (1) the Certificate Principal Balance of the
                               Class A, Class M-1, Class M-2, Class M-3, Class
                               M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5
                               Principal Distribution Amounts for that
                               distribution date) and (2) the Certificate
                               Principal Balance of the Class M-6 Certificates immediately prior to such distribution date over
                               (B) the lesser of (x) [94.50]% of the aggregate
                               Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate
                               Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Due Period) less the
                               Overcollateralization Floor.


OVERCOLLATERALIZATION          For any distribution date, the amount, if any, by
DEFICIENCY AMOUNT:             which the Overcollateralization AMOUNT: Target
                               Amount exceeds the Overcollateralized Amount on such distribution date.


OVERCOLLATERALIZATION RELEASE  For any Distribution Date, the lesser of (x) the
AMOUNT: Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.



------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION          With respect to any Distribution Date, (i) prior
TARGET AMOUNT:                 to the Stepdown Date, an amount equal to
                               approximately 2.75% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                               Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of
                               (x) 5.50% of the then current aggregate
                               outstanding principal balance of the Mortgage
                               Loans as of the last day of the related Due
                               Period and (y) approximately $1,204,213 or (iii) on or after the Stepdown Date and if a Trigger
                               Event is in effect, the Overcollateralization
                               Target Amount for the immediately preceding
                               Distribution Date. As of July 1, 2005, the OC
                               Target Amount would have been approximately
                               $6.623 million.

OVERCOLLATERALIZED AMOUNT:     For any distribution date, the amount, if any, by
                               which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate
                               Certificate Principal Balance of the offered certificates as of such distribution date.

REALIZED LOSSES:               Any loss on a mortgage loan attributable to the
                               mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

ALLOCATION OF LOSSES:          Any Realized Losses on the mortgage loans will be
                               allocated on any distribution date, first, to Net
                               Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class M-6 Certificates, fourth, to the Class M-5
                               Certificates , fifth, to the Class M-4
                               Certificates, sixth to the Class M-3, seventh, to Class M-2 and eighth, to Class M-1 Certificates.
                               The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A Certificates.

                               Once Realized Losses have been allocated to the Class M Certificates, such amounts with respect to such certificates will no longer accrue interest.

ALLOCATED REALIZED LOSS        With respect to the Class M-1, Class M-2, Class
AMOUNT:                        M-3, Class M-4, Class M-5 or Class M-6
                               Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss
                               Amount for that class remaining unpaid from the previous distribution date.

INTEREST CARRY FORWARD AMOUNT: The Interest Carry Forward Amount is the amount of interest that was due, but remains unpaid from prior distribution dates.

------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------


YIELD MAINTENANCE AGREEMENT:   The issuer may benefit from payments from the
                               Yield Maintenance Provider pursuant to a Yield
                               Maintenance Agreements purchased with respect to the Class A and Class M Certificates, which is intended to partially mitigate the interest rate risk that could result from the difference between the LIBOR-based Rate on the floating rate
                               Certificates and the Net Rate Cap, after the swap terminates. On each Distribution Date commencing with month 76, payments under each Yield
                               Maintenance Agreement will be made on an amount equal to the lesser of (a) the aggregate
                               Certificate Principal Balance of the related classes of certificates as of such Distribution
                               Date and (b) the Notional Balance schedule, calculated based on 12% CPR.

                               It is anticipated that the Yield Maintenance
                               Agreements will include the following terms:

                               Class             Period    Strike Rate  Ceiling
                               -----             ------    -----------  -------

                               Senior             76-112    6.50%         11%
                               Subordinate (M-1
                                through M-6)      76-112    5.50%         10%


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                 DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
              PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF JULY 1, 2005.



LOAN CHARACTERISTIC                                 FIXED POOL
-------------------                                 ----------
 Expected Pool Balance                            $240,842,693
 Average Balance                                      $141,708
 % Conforming Balances                                  80.09%
 WA Gross WAC                                           6.434%
 Range of Gross WAC                           4.000% - 13.000%
 WA Net WAC (%)                                         6.049%
 WAM (mos)                                                 322
 WA Age (mos)                                               19
 WA Orig. Term (mos)                                       341
 Fixed Rate Balloon                                      1.05%
 Fixed Rate Fully Amortizing                            98.95%
 First Lien / Second Lien                     100.00% /  0.00%
CURRENT BALANCE
---------------
$0 - $49,999                                             2.31%
$50,000 - $99,999                                       19.45%
$100,000 - $149,999                                     27.70%
$150,000 - $199,999                                     13.01%
$200,000 - $249,999                                      5.63%
$250,000 - $299,999                                      5.76%
$300,000 - $349,999                                      6.21%
$350,000 - $399,999                                      4.32%
$400,000 - $449,999                                      3.16%
$450,000 - $499,999                                      2.37%
$500,000 - $549,999                                      2.18%
$550,000 - $599,999                                      2.41%
$600,000 - $649,999                                      1.04%
$650,000 - $699,999                                      0.27%
$700,000 - $749,999                                      1.20%
$750,000 - $799,999                                      0.63%
$800,000 or above                                        0.33%
INTEREST RATE
-------------
Up to 5.999%                                            30.23%
6.000% - 6.999%                                         47.54%
7.000% - 7.999%                                         15.30%
8.000% - 8.999%                                          5.41%
9.000% - 9.999%                                          1.16%
10.000% and above                                        0.35%


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                 DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
              PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF JULY 1, 2005.



LOAN CHARACTERISTIC                      FIXED POOL
-------------------                      ----------
AGE (MONTHS)
------------
0 - 12                                       44.09%
13 - 24                                      29.82%
25 - 36                                      15.78%
37 - 48                                       4.46%
49 - 60                                       1.79%
61 - 72                                       0.72%
73 - 84                                       1.75%
85 - 96                                       0.91%
97 and Greater                                0.67%
ORIGINAL TERM
-------------
1-15 Years                                    8.15%
16-30 Years                                  91.54%
30+ Years                                     0.31%
CREDIT SCORE
------------
Weighted Average                                619
Not Available                                 1.95%
Up to 549                                    25.68%
550 to 599                                   14.42%
600 to 649                                   12.56%
650 to 699                                   17.39%
700 to 749                                   14.59%
750 to 799                                   12.85%
800 and above                                 0.56%
 CURRENT LTV
-------------
 Weighted Average                             82.26
 % LTV's > 80%                               54.88%
 % of LTV's > 80% with MI                    26.09%
Insurance
ORIGINAL LTV
-------------
Weighted Average                             82.21%
10.01 - 20.00%                                0.29%
20.01% - 30.00%                               0.60%
30.01% - 40.00%                               1.55%
40.01% - 50.00%                               2.72%
50.01% - 60.00%                               4.28%
60.01% - 70.00%                              10.50%
70.01% - 80.00%                              31.12%
80.01% - 90.00%                              11.27%
90.01% - 100.00%                             34.44%
100.01% and above                             3.22%

------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                 DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
              PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF JULY 1, 2005.



LOAN CHARACTERISTIC                                     FIXED POOL
-------------------                                     -----------
OCCUPANCY STATUS
-------------------
 Owner Occupied                                             89.63%
 Investor Property                                           6.00%
 Second Home                                                 4.37%
LOAN PURPOSE
------------
 Purchase Money                                             55.41%
 Cash-Out Refi                                              18.60%
 Rate/Term Refi                                             25.99%
INSURANCE
---------
 Conventional w/MI                                          26.94%
 Conventional w/o MI                                        73.06%
GEOGRAPHIC CONCENTRATION (> 5%)
California                                                  10.97%
Florida                                                      9.48%
Texas                                                        8.74%
South Carolina                                               7.77%
Georgia                                                      7.49%
New York                                                     5.64%
PROPERTY TYPE
-------------
 Single Family                                              80.78%
 2-4 Family                                                  3.61%
 PUD                                                         7.29%
 Condominium                                                 4.24%
 Townhouse                                                   1.17%
 CO-OP                                                       1.13%
Manufactured Home                                            0.43%
Mixed Use                                                    1.35%
LOAN TYPE
---------
 Fixed Rate Balloon                                          1.05%
 Fixed Rate Fully Amortizing                                98.95%


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


                                                                       COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                                                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                                                       ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------------------------------------------------

                                                 AVAILABLE FUNDS CAP (SENIOR CLASS)
        Distribution  AFC       AFC               Distribution  AFC       AFC              Distribution AFC       AFC
Period  Date          Rate (1)  Rate (2)  Period  Date          Rate (1)  Rate (2)  Period Date         Rate (1)  Rate (2)
---------------------------------------------------------------------------------------------------------------------------
       1   25-Aug-05    7.7523   24.1523      39   25-Oct-08    5.4097   21.8097     77    25-Dec-11    6.0799   10.5799
       2   25-Sep-05    5.3415   21.7415      40   25-Nov-08    5.3516   21.7516     78    25-Jan-12    5.8841   10.5341
       3   25-Oct-05    5.3998   21.7998      41   25-Dec-08    5.4103   21.8103     79    25-Feb-12    5.8844   10.5344
       4   25-Nov-05    5.3420   21.7420      42   25-Jan-09    5.3522   21.7522     80    25-Mar-12    6.2906   10.6406
       5   25-Dec-05    5.4003   21.8003      43   25-Feb-09    5.3525   21.7525     81    25-Apr-12    5.8851   10.5351
       6   25-Jan-06    5.3425   21.7425      44   25-Mar-09    5.5406   21.9406     82    25-May-12    6.0817   10.5817
       7   25-Feb-06    5.3428   21.7428      45   25-Apr-09    5.3531   21.7531     83    25-Jun-12    5.8858   10.5358
       8   25-Mar-06    5.5298   21.9298      46   25-May-09    5.4118   21.8118     84    25-Jul-12    6.0824   10.5824
       9   25-Apr-06    5.3433   21.7433      47   25-Jun-09    5.3537   21.7537     85    25-Aug-12    5.8866   10.5366
      10   25-May-06    5.4016   21.8016      48   25-Jul-09    5.4125   21.8125     86    25-Sep-12    5.8869   10.5369
      11   25-Jun-06    5.3438   21.7438      49   25-Aug-09    5.3543   21.7543     87    25-Oct-12    6.0835   10.5835
      12   25-Jul-06    5.4022   21.8022      50   25-Sep-09    5.3546   21.7546     88    25-Nov-12    5.8877   10.5377
      13   25-Aug-06    5.3443   21.7443      51   25-Oct-09    5.4134   21.8134     89    25-Dec-12    6.0843   10.5843
      14   25-Sep-06    5.3445   21.7445      52   25-Nov-09    5.3552   21.7552     90    25-Jan-13    5.8884   10.5384
      15   25-Oct-06    5.4030   21.8030      53   25-Dec-09    5.4140   21.8140     91    25-Feb-13    5.8888   10.5388
      16   25-Nov-06    5.3451   21.7451      54   25-Jan-10    5.3607   21.7607     92    25-Mar-13    6.5201   10.7201
      17   25-Dec-06    5.4035   21.8035      55   25-Feb-10    5.3611   21.7611     93    25-Apr-13    5.8895   10.5395
      18   25-Jan-07    5.3456   21.7456      56   25-Mar-10    5.5501   21.9501     94    25-May-13    6.0862   10.5862
      19   25-Feb-07    5.3458   21.7458      57   25-Apr-10    5.3617   21.7617     95    25-Jun-13    5.8903   10.5403
      20   25-Mar-07    5.5332   21.9332      58   25-May-10    5.4207   21.8207     96    25-Jul-13    6.0870   10.5870
      21   25-Apr-07    5.3464   21.7464      59   25-Jun-10    5.3623   21.7623     97    25-Aug-13    5.8910   10.5410
      22   25-May-07    5.4049   21.8049      60   25-Jul-10    5.4214   21.8214     98    25-Sep-13    5.8914   10.5414
      23   25-Jun-07    5.3469   21.7469      61   25-Aug-10    5.3629   21.7629     99    25-Oct-13    6.0882   10.5882
      24   25-Jul-07    5.4054   21.8054      62   25-Sep-10    5.3633   21.7633    100    25-Nov-13    5.8922   10.5422
      25   25-Aug-07    5.3474   21.7474      63   25-Oct-10    5.4224   21.8224    101    25-Dec-13    6.0890   10.5890
      26   25-Sep-07    5.3477   21.7477      64   25-Nov-10    5.3639   21.7639    102    25-Jan-14    5.8930   10.5430
      27   25-Oct-07    5.4063   21.8063      65   25-Dec-10    5.4230   21.8230    103    25-Feb-14    5.8934   10.5434
      28   25-Nov-07    5.3483   21.7483      66   25-Jan-11    5.3646   21.7646    104    25-Mar-14    6.5253   10.7253
      29   25-Dec-07    5.4068   21.8068      67   25-Feb-11    5.3674   21.7674    105    25-Apr-14    5.8942   10.5442
      30   25-Jan-08    5.3488   21.7488      68   25-Mar-11    5.5572   21.9572    106    25-May-14    6.0911   10.5911
      31   25-Feb-08    5.3491   21.7491      69   25-Apr-11    5.3681   21.7681    107    25-Jun-14    5.8950   10.5450
      32   25-Mar-08    5.4700   21.8700      70   25-May-11    5.4274   21.8274    108    25-Jul-14    6.0920   10.5920
      33   25-Apr-08    5.3496   21.7496      71   25-Jun-11    5.3688   21.7688    109    25-Aug-14    5.8959   10.5459
      34   25-May-08    5.4083   21.8083      72   25-Jul-11    5.4281   21.8281    110    25-Sep-14    5.8963   10.5463
      35   25-Jun-08    5.3502   21.7502      73   25-Aug-11    5.3695   21.7695    111    25-Oct-14    6.0932   10.5932
      36   25-Jul-08    5.4088   21.8088      74   25-Sep-11    5.3698   21.7698    112    25-Nov-14    5.8971   10.5471
      37   25-Aug-08    5.3508   21.7508      75   25-Oct-11    5.4291   21.8291
      38   25-Sep-08    5.3511   21.7511      76   25-Nov-11    5.8834   10.5334


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

         (1) Assumes 1-month LIBOR at 3.60%, no losses and is run at the pricing speed to call.
         (2) Assumes the 1-month LIBOR equals 20%, no losses and run at the pricing speed to call.



------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


                                                                       COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                                                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                                                       ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------------------------------------------------

                                                 AVAILABLE FUNDS CAP (SUBORDINATE CLASSES)
        Distribution  AFC       AFC               Distribution  AFC       AFC              Distribution AFC       AFC
Period  Date          Rate (1)  Rate (2)  Period  Date          Rate (1)  Rate (2)  Period Date         Rate (1)  Rate (2)
---------------------------------------------------------------------------------------------------------------------------
       1   25-Aug-05    7.7523   24.1523      39   25-Oct-08    5.4097   21.8097     77    25-Dec-11    6.0799   10.5799
       2   25-Sep-05    5.3415   21.7415      40   25-Nov-08    5.3516   21.7516     78    25-Jan-12    5.8841   10.5341
       3   25-Oct-05    5.3998   21.7998      41   25-Dec-08    5.4103   21.8103     79    25-Feb-12    5.8844   10.5344
       4   25-Nov-05    5.3420   21.7420      42   25-Jan-09    5.3522   21.7522     80    25-Mar-12    6.2906   10.6406
       5   25-Dec-05    5.4003   21.8003      43   25-Feb-09    5.3525   21.7525     81    25-Apr-12    5.8851   10.5351
       6   25-Jan-06    5.3425   21.7425      44   25-Mar-09    5.5406   21.9406     82    25-May-12    6.0817   10.5817
       7   25-Feb-06    5.3428   21.7428      45   25-Apr-09    5.3531   21.7531     83    25-Jun-12    5.8858   10.5358
       8   25-Mar-06    5.5298   21.9298      46   25-May-09    5.4118   21.8118     84    25-Jul-12    6.0824   10.5824
       9   25-Apr-06    5.3433   21.7433      47   25-Jun-09    5.3537   21.7537     85    25-Aug-12    5.8866   10.5366
      10   25-May-06    5.4016   21.8016      48   25-Jul-09    5.4125   21.8125     86    25-Sep-12    5.8869   10.5369
      11   25-Jun-06    5.3438   21.7438      49   25-Aug-09    5.3543   21.7543     87    25-Oct-12    6.0835   10.5835
      12   25-Jul-06    5.4022   21.8022      50   25-Sep-09    5.3546   21.7546     88    25-Nov-12    5.8877   10.5377
      13   25-Aug-06    5.3443   21.7443      51   25-Oct-09    5.4134   21.8134     89    25-Dec-12    6.0843   10.5843
      14   25-Sep-06    5.3445   21.7445      52   25-Nov-09    5.3552   21.7552     90    25-Jan-13    5.8884   10.5384
      15   25-Oct-06    5.4030   21.8030      53   25-Dec-09    5.4140   21.8140     91    25-Feb-13    5.8888   10.5388
      16   25-Nov-06    5.3451   21.7451      54   25-Jan-10    5.3607   21.7607     92    25-Mar-13    6.5201   10.7201
      17   25-Dec-06    5.4035   21.8035      55   25-Feb-10    5.3611   21.7611     93    25-Apr-13    5.8895   10.5395
      18   25-Jan-07    5.3456   21.7456      56   25-Mar-10    5.5501   21.9501     94    25-May-13    6.0862   10.5862
      19   25-Feb-07    5.3458   21.7458      57   25-Apr-10    5.3617   21.7617     95    25-Jun-13    5.8903   10.5403
      20   25-Mar-07    5.5332   21.9332      58   25-May-10    5.4207   21.8207     96    25-Jul-13    6.0870   10.5870
      21   25-Apr-07    5.3464   21.7464      59   25-Jun-10    5.3623   21.7623     97    25-Aug-13    5.8910   10.5410
      22   25-May-07    5.4049   21.8049      60   25-Jul-10    5.4214   21.8214     98    25-Sep-13    5.8914   10.5414
      23   25-Jun-07    5.3469   21.7469      61   25-Aug-10    5.3629   21.7629     99    25-Oct-13    6.0882   10.5882
      24   25-Jul-07    5.4054   21.8054      62   25-Sep-10    5.3633   21.7633    100    25-Nov-13    5.8922   10.5422
      25   25-Aug-07    5.3474   21.7474      63   25-Oct-10    5.4224   21.8224    101    25-Dec-13    6.0890   10.5890
      26   25-Sep-07    5.3477   21.7477      64   25-Nov-10    5.3639   21.7639    102    25-Jan-14    5.8930   10.5430
      27   25-Oct-07    5.4063   21.8063      65   25-Dec-10    5.4230   21.8230    103    25-Feb-14    5.8934   10.5434
      28   25-Nov-07    5.3483   21.7483      66   25-Jan-11    5.3646   21.7646    104    25-Mar-14    6.5253   10.7253
      29   25-Dec-07    5.4068   21.8068      67   25-Feb-11    5.3674   21.7674    105    25-Apr-14    5.8942   10.5442
      30   25-Jan-08    5.3488   21.7488      68   25-Mar-11    5.5572   21.9572    106    25-May-14    6.0911   10.5911
      31   25-Feb-08    5.3491   21.7491      69   25-Apr-11    5.3681   21.7681    107    25-Jun-14    5.8950   10.5450
      32   25-Mar-08    5.4700   21.8700      70   25-May-11    5.4274   21.8274    108    25-Jul-14    6.0920   10.5920
      33   25-Apr-08    5.3496   21.7496      71   25-Jun-11    5.3688   21.7688    109    25-Aug-14    5.8959   10.5459
      34   25-May-08    5.4083   21.8083      72   25-Jul-11    5.4281   21.8281    110    25-Sep-14    5.8963   10.5463
      35   25-Jun-08    5.3502   21.7502      73   25-Aug-11    5.3695   21.7695    111    25-Oct-14    6.0932   10.5932
      36   25-Jul-08    5.4088   21.8088      74   25-Sep-11    5.3698   21.7698    112    25-Nov-14    5.8971   10.5471
      37   25-Aug-08    5.3508   21.7508      75   25-Oct-11    5.4291   21.8291
      38   25-Sep-08    5.3511   21.7511      76   25-Nov-11    5.8834   10.5334


         (1) Assumes 1-month LIBOR at 3.60%, no losses and is run at the pricing speed to call.
         (2) Assumes the 1-month LIBOR equals 20%, no losses and run at the pricing speed to call.


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


                                                                       COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                                                           BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                                                       ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------------------------------------------------

                                                 EXCESS SPREAD BEFORE LOSSES

        Distribution  Excess    Excess             Distribution  Excess    Excess          Distribution Excess     Excess
Period  Date          (bps)(1)  (bps) (2)  Period  Date          (bps)(1)  (bps)(2) Period Date         (bps) (1)  (bps) (2)
---------------------------------------------------------------------------------------------------------------------------
       1   25-Aug-05       162       162      39   25-Oct-08       149       154     77    25-Dec-11       215       104
       2   25-Sep-05       138       138      40   25-Nov-08       148       153     78    25-Jan-12       202        89
       3   25-Oct-05       140       140      41   25-Dec-08       149       154     79    25-Feb-12       202        88
       4   25-Nov-05       140       140      42   25-Jan-09       148       153     80    25-Mar-12       228       118
       5   25-Dec-05       141       142      43   25-Feb-09       148       153     81    25-Apr-12       202        87
       6   25-Jan-06       141       140      44   25-Mar-09       151       156     82    25-May-12       215       102
       7   25-Feb-06       141       143      45   25-Apr-09       148       153     83    25-Jun-12       202        86
       8   25-Mar-06       145       147      46   25-May-09       149       154     84    25-Jul-12       215       100
       9   25-Apr-06       142       144      47   25-Jun-09       148       153     85    25-Aug-12       202        84
      10   25-May-06       144       146      48   25-Jul-09       149       154     86    25-Sep-12       202        83
      11   25-Jun-06       144       146      49   25-Aug-09       148       153     87    25-Oct-12       215        98
      12   25-Jul-06       145       147      50   25-Sep-09       148       154     88    25-Nov-12       202        82
      13   25-Aug-06       144       147      51   25-Oct-09       149       155     89    25-Dec-12       215        96
      14   25-Sep-06       144       147      52   25-Nov-09       148       154     90    25-Jan-13       202        80
      15   25-Oct-06       145       148      53   25-Dec-09       149       155     91    25-Feb-13       202        80
      16   25-Nov-06       144       148      54   25-Jan-10       149       154     92    25-Mar-13       242       125
      17   25-Dec-06       146       149      55   25-Feb-10       149       154     93    25-Apr-13       202        79
      18   25-Jan-07       145       148      56   25-Mar-10       151       157     94    25-May-13       216        93
      19   25-Feb-07       145       148      57   25-Apr-10       149       155     95    25-Jun-13       202        78
      20   25-Mar-07       148       151      58   25-May-10       150       155     96    25-Jul-13       216        93
      21   25-Apr-07       145       149      59   25-Jun-10       149       155     97    25-Aug-13       203        78
      22   25-May-07       146       150      60   25-Jul-10       150       156     98    25-Sep-13       203        77
      23   25-Jun-07       145       149      61   25-Aug-10       149       155     99    25-Oct-13       216        92
      24   25-Jul-07       147       150      62   25-Sep-10       149       155    100    25-Nov-13       203        77
      25   25-Aug-07       146       150      63   25-Oct-10       150       156    101    25-Dec-13       216        92
      26   25-Sep-07       146       150      64   25-Nov-10       149       155    102    25-Jan-14       203        77
      27   25-Oct-07       147       151      65   25-Dec-10       150       156    103    25-Feb-14       203        76
      28   25-Nov-07       146       150      66   25-Jan-11       149       155    104    25-Mar-14       242       122
      29   25-Dec-07       147       152      67   25-Feb-11       149       155    105    25-Apr-14       203        76
      30   25-Jan-08       146       151      68   25-Mar-11       152       158    106    25-May-14       216        90
      31   25-Feb-08       147       151      69   25-Apr-11       149       155    107    25-Jun-14       203        75
      32   25-Mar-08       149       153      70   25-May-11       150       156    108    25-Jul-14       216        89
      33   25-Apr-08       147       152      71   25-Jun-11       149       155    109    25-Aug-14       203        74
      34   25-May-08       148       153      72   25-Jul-11       150       156    110    25-Sep-14       203        73
      35   25-Jun-08       147       152      73   25-Aug-11       149       155    111    25-Oct-14       216        88
      36   25-Jul-08       149       154      74   25-Sep-11       149       156    112    25-Nov-14       203        72
      37   25-Aug-08       148       153      75   25-Oct-11       150       156
      38   25-Sep-08       148       153      76   25-Nov-11       202        89



------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------

         (1) Assumes 1-month LIBOR at 3.60%, and is run at the pricing speed to call.
         (2) Assumes the Forward LIBOR curve and run at the pricing speed to call.

------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP I
--------------------------------------------------------------------------------



                               CONTACT INFORMATION

MBS Trading

Scott Eichel                             Tel: (212) 272-5451
Sr. Managing Director                    seichel@bear.com

Chris Scott                              Tel: (212) 272-5451
Sr. Managing Director                    cscott@bear.com

MBS Structuring

Keith Lind                               Tel: (212) 272-5451
Associate Director                       klind@bear.com

MBS Banking

Jennifer Schneider                       Tel: (212) 272-7599
Managing Director                        jeschneider@bear.com

Ernie Calabrese                          Tel: (212) 272-9529
Managing Director                        ecalabrese@bear.com

Samantha Fong                            Tel: (212) 272-7247
Analyst                                  sfong@bear.com


Syndicate

Carol Fuller                             Tel: (212) 272-4955
Managing Director                        cfuller@bear.com

Angela Ward                              Tel: (212) 272-4955
Vice-President                           award@bear.com

Rating Agencies

Fitch:   Michele Patterson               Tel: (212) 908-0779
                                         michele.patterson@fitchratings.com
         Marissa Kimmel                  Tel: (212) 908-0343
                                         marissa.kimmel@fitchratings.com


S&P:     Brian Vonderhorst               Tel: (212) 438-8457
                                         brian_vonderhorst@sandp.com


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------


NEW ISSUE COMPUTATIONAL MATERIALS



$124,517,000 (approximate +/-10%)

ASSET-BACKED CERTIFICATES,
SERIES 2005-SD3, GROUP II


BEAR STEARNS ASSET-BACKED SECURITIES I LLC
Issuer

EMC MORTGAGE CORPORATION
Mortgage Loan Seller

WELLS FARGO BANK, N.A.
Master Servicer and Securities Administrator

All Statistical Information based upon Information as of July 1, 2005.


JULY 28, 2005

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                             AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET-BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

              CERTIFICATE INFORMATION TO 20% OPTIONAL CLEAN-UP CALL

            CERTIFICATE           RATINGS               CE            PASS-THROUGH        WINDOW      WAL      CERTIFICATE
                                  -------
  CLASS       SIZE (1)           S&P/FITCH          LEVELS (1)            RATE            (MOS)      (YRS)         TYPE
 II-A-1      $143,406,000         AAA/AAA             23.50% (2)      LIBOR (3)(4)         1-53      1.836     Super Senior
 II-A-2       $15,934,000         AAA/AAA             15.25% (2)      LIBOR (3)(4)         1-53      1.836        Senior
                                                                                                                 Support
 II-M-1       $12,466,000          AA/AA               9.10% (2)      LIBOR (3)(5)        40-53      3.914      Subordinate
 II-M-2        $5,811,000           A/A                6.20% (2)      LIBOR (3)(5)        39-53      3.803      Subordinate
 II-M-3        $5,343,000         BBB/BBB              4.25% (2)      LIBOR (3)(5)        38-53      3.762      Subordinate
 II-M-4        $1,593,000        BBB-/BBB-             3.75% (2)      LIBOR (3)(5)        37-53      3.740      Subordinate
  II-B                             BB/BB               2.60% (2)              Not Offered Hereby               Subordinate

    NOTES:       - Prepayment Pricing Speed Assumption is 30% CPR
                 - Certificates will be priced to a 20% clean-up call
                 - Certificates are subject to a variance of +/- 10%

(1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 2.60% as of the Cut-Off Date. Beginning on the distribution date in September 2005, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 3.20% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3) The Pass-Through Rates for the Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans.

(4) On the first distribution date after the first possible optional clean-up call, the margin for the Class A Certificates will increase to 2 times its original value.

(5) On the first distribution date after the first possible optional clean-up call, the margin for the Class M and Class B Certificates will increase to 1.5 times its original value.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

THE COLLATERAL

    - Conventional, one- to four-family, adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.

- The mortgage loans are serviced by EMC Mortgage Corp (approximately 40%) and Wells Fargo Home Mortgage, Inc. (approximately 60%). -

- As of the Cut-Off Date, no more than approximately 7% of the mortgage loans will be 31-60 days delinquent and none of the mortgage loans will be greater than 60 days delinquent.

- As of the Cut-Off Date, no more than 43% of the Mortgage Loans will have been more than 1x30 days delinquent in the past 12 months.

    - The mortgage loans were originated by approximately 14 originators with approximately 68% originated by Wells Fargo and 16% originated by Suntrust. No other originator contributed more than 5%.

    - The mortgage loans originated by Wells Fargo are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance (totaling approximately 37%), delinquency history (approximately 58%) or document deficiencies (approximately 4%).

    - The mortgage loans originated by Suntrust are generally loans that did not meet investor guidelines (approximately 95%), and loans with delinquency history (approximately 5%).

    - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Such loans were originated or intended to be originated based on prime or alt "A" underwriting guidelines.

                                                                      GROSS    NET                                         MOS
                         PRINCIPAL     GROSS      NET WAC     WAM    MARGIN    MARGIN    INITIAL   PERIOD        NET       TO
LOAN TYPES  % OF POOL     BALANCE       WAC (%)     (%)     (MOS.)     (%)       (%)     CAP (%)   CAP (%)   MAX RATE (%)  ROLL
   ARM        7.43%      $9,495,012      5.607     5.097      355     2.299     1.789     2.665     1.965       11.243       3
  Hybrid     90.25%     $115,372,874     6.156     5.646      348     3.630     3.120     3.406     1.543       11.179      37
NegAm ARM     0.97%      $1,244,398      5.717     5.207      288     2.576     2.066     0.000     0.000       12.846       1
NegAm
  Hybrid      1.35%      $1,728,714      5.396     4.886      334     2.777     2.267     0.196     0.196       10.592       9
 TOTALS:     100.00%    $127,840,998     6.100     5.590      347     3.509     2.999     3.274     1.541       11.192      34

         ALL COLLATERAL INFORMATION PROVIDED HEREIN HAS BEEN CALCULATED
         USING INFORMATION AS OF JULY 1, 2005 AND MAY DIFFER +/-10% FROM
            THE FINAL CHARACTERISTICS OF THE MORTGAGE POOL AS OF THE
                                  CUT-OFF DATE.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SUMMARY OF TERMS


DEPOSITOR:                         Bear Stearns Asset Backed Securities I LLC

MORTGAGE LOAN SELLER:              EMC Mortgage Corporation

MASTER SERVICER:                   Wells Fargo Bank, N.A.

SERVICERS:                         EMC Mortgage Corp (approximately 40%) and
                                   Wells Fargo Home Mortgage, Inc.
                                   (approximately 60%).


SOLE MANAGER:                      Bear, Stearns & Co. Inc.

TRUSTEE:                           JPMorgan Chase Bank

RATING AGENCIES:                   Standard & Poor's Ratings Group & Fitch
                                   Ratings.

CUT-OFF DATE:                      July 1, 2005

SETTLEMENT DATE:                   On or about [August 11, 2005]

DISTRIBUTION DATE:                 25th day of each month (or the next business
                                   day), commencing August, 2005

OPTIONAL CALL:                     20% clean-up call

REGISTRATION:                      The Certificates will be available in book-
                                   entry form through DTC.

DENOMINATIONS:                     The Certificates are issuable in minimum
                                   denominations of an original amount of
                                   $25,000 and multiples of $1,000 in
                                   excess thereof.

FEDERAL TAX ASPECTS:               REMIC (one or more)

ERISA CONSIDERATIONS:              The Class A Certificates generally may be
                                   purchased by, on behalf of, or with plan assets of, a Plan, in reliance on the underwriter's exemption.

SMMEA ELIGIBILITY:                 None of the Certificates will be
                                   'mortgage related securities' for
                                   purposes of the Secondary Mortgage
                                   Market Enhancement Act of 1984.

P&I ADVANCES:                      Each servicer will be obligated to
                                   advance, or cause to be advanced, cash
                                   advances with respect to delinquent
                                   payments of principal and interest on
                                   the mortgage loans to the extent
                                   specified in its related servicing
                                   agreement. The servicers are generally
                                   not obligated to make such advances if
                                   such cash advances might not be repaid
                                   from future payments on the related
                                   mortgage loans. These cash advances are
                                   only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop each servicer's obligation.

NET MORTGAGE RATE:                 On any mortgage loan, the then
                                   applicable mortgage rate thereon minus
                                   the sum of (1) the Servicing Fee Rate
                                   (ranging from 0.25% to 0.50%) and (2)
                                   the Master Servicing Fee Rate (0.0125%).

INTEREST PAYMENTS:                 On each Distribution Date holders of the
                                   Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior
                                   Distribution Date that was not paid.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

                                   The "accrual period" for the Certificates will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date.


                                   The trustee will calculate interest on the Certificates on an actual/360 basis.

PRINCIPAL PAYMENTS:                The Class M and B Certificates will
                                   not receive any principal payments until the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A
                                   Certificates is equal to zero.

                                   After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

CREDIT ENHANCEMENT:                Subordination: Initially, [23.50]% for
                                   the Class A-1 Certificates, [15.25]% for the Class A-2 Certificates, [9.10]% for the Class M-1 Certificates, [6.20]% for the Class M-2 Certificates, [4.25]% for the Class M-3 Certificates, [3.75]% for the Class M-4 and [2.60]% for the Class
                                   B Certificates.

                                   o  Overcollateralization ("OC")
                                      INITIAL (% Orig.)          [2.60]%
                                      OC TARGET (% Orig.)        [3.20]%
                                      STEPDOWN (% Current)       [6.40]%
                                      OC FLOOR (% Orig.)         0.50%

                                   o   Excess spread, which will initially be
                                       equal to approximately [215] bps per
                                       annum (before losses), is expected to be available to cover losses and to build additional OC commencing on the September 2005 Distribution Date.

INTEREST DISTRIBUTION AMOUNT:      For any distribution date and each class
                                   of offered certificates, the amount of
                                   interest accrued during the related
                                   Accrual Period at the related
                                   Pass-Through Rate (as reduced by the
                                   interest rate cap) on the Certificate
                                   Principal Balance of such Class
                                   immediately prior to such distribution
                                   date, in each case, reduced by any
                                   prepayment interest shortfalls to the
                                   extent not covered by compensating
                                   interest payable by the Master Servicer.

PRINCIPAL REMITTANCE AMOUNT:       With respect to any distribution date,
                                   the principal portion of all scheduled
                                   or unscheduled collections received or
                                   advanced on each mortgage loan.

PRINCIPAL DISTRIBUTION AMOUNT:     With respect to any distribution date,
                                   the Basic Principal Distribution Amount
                                   plus the Extra Principal Distribution
                                   Amount.

BASIC PRINCIPAL DISTRIBUTION       With respect to any distribution date, the
AMOUNT:                            excess of (i) the Principal Remittance
                                   Amount for such distribution date over
                                   (ii) the Overcollateralization Release
                                   Amount, if any, for such distribution
                                   date.

EXTRA PRINCIPAL DISTRIBUTION       With respect to any distribution date, the
AMOUNT:                            lesser of (x) the Net Monthly Excess
                                   Cash-flow for such distribution date and
                                   (y) the Overcollateralization Deficiency
                                   Amount for such distribution date.

NET MONTHLY EXCESS CASH-FLOW:      For any distribution date, the excess of
                                   (x) available funds for such
                                   distribution date over (y) the sum for
                                   such distribution date of (A) the
                                   Interest Distribution Amounts

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

                                   for the certificates, (B) the Interest
                                   Carry Forward Amounts for the Class A
                                   Certificates and (C) the Principal
                                   Distribution Amount.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

BASIS RISK CARRY FORWARD AMOUNT:   For any distribution date for the
                                   Offered Certificates, the sum of (i) if
                                   on such distribution date the
                                   Pass-Through Rate for the related
                                   Certificates is based on the Net Rate
                                   Cap, the excess of (a) the Interest
                                   Distribution Amount that would have been payable had the Pass-Through Rate for the related Certificates been calculated at the LIBOR-based rate over (b) interest calculated at the Net Rate Cap plus any amounts paid under the Yield
                                   Maintenance Agreement plus (ii) any such amounts remaining unpaid from prior distribution dates.

STEPDOWN DATE:                     The earlier to occur of (i) the
                                   distribution date on which the aggregate
                                   Certificate Principal Balance of the
                                   Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in
                                   August 2008 and (y) the first
                                   distribution date for which the
                                   aggregate Certificate Principal Balance
                                   of the Class M and Class B Certificates
                                   and the Overcollateralization Amount
                                   divided by the aggregate Stated
                                   Principal Balance of the mortgage loans
                                   is greater than or equal to [31.70]%.

TRIGGER EVENT:                     If either the Delinquency Test or the
                                   Cumulative Loss Test is violated.

DELINQUENCY TEST:
                                   A 'Trigger Event,' with respect to each
                                   Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans that are 61 days or more delinquent (including loans in bankruptcy, foreclosure and REO properties) over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds [48.75]% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralization Amount as a percentage of the aggregate Stated Principal Balance of the mortgage loans.

CUMULATIVE LOSS TEST:              The Cumulative Loss Test is violated on
                                   any Distribution Date if the aggregate
                                   amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the
                                   Mortgage Loans as of the Cut-off Date
                                   exceeds the applicable percentages set
                                   forth below with respect to such
                                   Distribution Date:

                                   DISTRIBUTION DATE OCCURRING IN     PERCENTAGE
                                   ---------------------------------------------
                                   August 2008 through July 2009      [2.75]%
                                   August 2009 through July 2010      [3.50]%
                                   August 2010 through July 2011      [4.25]%
                                   August 2011 and thereafter         [4.50]%

PRIORITY OF PAYMENTS:              On each Distribution Date, distributions
                                   on the Certificates, to the extent of
                                   available funds, will be made according
                                   to the following priority:

                                       INTEREST DISTRIBUTIONS:

                                        1)       To the holders of the
                                                 Class A Certificates,
                                                 on a pro rata basis,
                                                 the Interest
                                                 Distribution Amount
                                                 and Interest Carry
                                                 Forward Amount;

                                       2)       To the holders of the
                                                Class M-1, Class M-2,
                                                Class M-3, Class M-4
                                                and Class B
                                                Certificates,
                                                sequentially, the
                                                Interest Distribution
                                                Amount for each

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
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                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

                                                such class;

                                   PRINCIPAL DISTRIBUTIONS:

                                   Prior to the Stepdown Date or on which a Trigger Event is in effect

                                   1)      To the holders of the Class A
                                           Certificates, on a pro rata
                                           basis, until the Certificate
                                           Principal Balance of each such
                                           class has been reduced to zero;
                                   2)      To the holders of the Class
                                           M-1, Class M-2, Class M-3,
                                           Class M-4 and Class B
                                           Certificates, sequentially, any
                                           remaining Principal
                                           Distribution Amount, in each
                                           case, until the Certificate
                                           Principal Balance of each such
                                           class has been reduced to zero;

                                   On or after the Stepdown Date on which a Trigger Event is not in effect

                                   1)      To the holders of the Class A
                                           Certificates, on a pro rata
                                           basis, the Class A Distribution
                                           Amount until the Certificate
                                           Principal Balance of each such
                                           class has been reduced to zero;
                                   2)      To the holders of the Class M-1
                                           Certificates, the Class M-1 Principal
                                           Distribution Amount until the
                                           Certificate Principal Balance thereof
                                           has been reduced to zero;
                                   3)      To the holders of the Class M-2
                                           Certificates, the Class M-2 Principal
                                           Distribution Amount until the
                                           Certificate Principal Balance thereof
                                           has been reduced to zero;
                                   4)      To the holders of the Class M-3
                                           Certificates, the Class M-3 Principal
                                           Distribution Amount until the
                                           Certificate Principal Balance thereof
                                           has been reduced to zero; and
                                   5)      To the holders of the Class M-4
                                           Certificates, the Class M-4 Principal
                                           Distribution Amount until the
                                           Certificate Principal Balance thereof
                                           has been reduced to zero; and
                                   6)      To the holders of the Class B
                                           Certificates, the Class B Principal
                                           Distribution Amount until the
                                           Certificate Principal Balance thereof
                                           has been reduced to zero.

                                   NET MONTHLY EXCESS CASHFLOW:

                                   1)      Payment of Interest Carry Forward
                                           Amounts and any Basis Risk Carry
                                           Forward Amount to the holders of the
                                           Class A Certificates to the extent
                                           not previously reimbursed.
                                   2)      Payment of Interest Carry Forward
                                           Amounts to the holders of the Class
                                           M-1 Certificates, the Class M-2
                                           Certificates, the Class M-3
                                           Certificates, the Class M-4 and the
                                           Class B Certificates, in that order,
                                           to the extent not previously
                                           reimbursed;
                                   3)      Payment of any allocated realized
                                           loss amount to the holders of the
                                           Class M-1 Certificates;
                                   4)      Payment of any allocated realized
                                           loss amount to the holders of the
                                           Class M-2 Certificates;
                                   5)      Payment of any allocated realized
                                           loss amount to the holders of the
                                           Class M-3 Certificates;
                                   6)      Payment of any allocated realized
                                           loss amount to the holders of the
                                           Class M-4 Certificates;
                                   7)      Payment of any allocated realized
                                           loss amount to the holders of the
                                           Class B Certificates;

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
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                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------
                                   8)      Payment of the Basis Risk Carry
                                           Forward Amount, if any, due to each
                                           such class in the following manner
                                           and order of priority: first, to the
                                           holders of the Class M-1
                                           Certificates, second, to the holders
                                           of the Class M-2 Certificates, third,
                                           to the holders of the Class M-3
                                           Certificates, fourth, to the holders
                                           of the Class M-4 Certificates and
                                           fifth, to the holders of the Class B
                                           Certificates; and
                                   9)      To the holders of the Class B-IO
                                           Certificates and the Class R
                                           Certificates, as provided in the
                                           pooling and servicing agreement.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CLASS A PRINCIPAL DISTRIBUTION     For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of
                                   (A) the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (B) the lesser of (x) [68.30]% of the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal
                                   Balance of the mortgage loans, as of the last day of the related due period
                                   (after reduction for Realized Losses
                                   incurred during the related Prepayment
                                   Period) less the Overcollateralization
                                   Floor.

CLASS M-1 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT                             amount equal to the excess (if any) of
                                   (A) : the sum of (1) the Certificate
                                   Principal Balance of the Class A
                                   Certificates (after taking into account
                                   the payment of the Class A Principal
                                   Distribution Amount for that
                                   distribution date) and (2) the
                                   Certificate Principal Balance of the
                                   Class M-1 Certificates immediately prior to such distribution date over (B) the lesser of (x) [80.60]% of the aggregate
                                   Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                   Losses incurred during the related
                                   Prepayment Period) and (y) the aggregate
                                   Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                   Losses incurred during the related
                                   Prepayment Period) less the
                                   Overcollateralization Floor.

CLASS M-2 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT                             amount equal to the excess (if any) of
                                   (A) : the sum of (1) the Certificate
                                   Principal Balance of the Class A and
                                   Class M-1 Certificates (after taking
                                   into account the payment of the Class A
                                   and Class M-1 Principal Distribution
                                   Amounts for that distribution date) and
                                   (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (B) the lesser of (x) [86.40]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the
                                   Overcollateralization Floor.

CLASS M-3 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of
                                   (A) the sum of (1) the Certificate
                                   Principal Balance of the Class A, Class
                                   M-1 and Class M-2 Certificates (after
                                   taking into account the payment of the
                                   Class A, Class M-1 and Class M-2
                                   Principal Distribution Amounts for that
                                   distribution date) and (2) the
                                   Certificate Principal Balance of the
                                   Class M-3 Certificates immediately prior to such distribution date over (B) the lesser of (x) [90.30]% of the aggregate
                                   Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                   Losses incurred during the related
                                   Prepayment Period) and (y) the aggregate
                                   Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                   Losses incurred during the related
                                   Prepayment Period) less the
                                   Overcollateralization Floor.

CLASS M-4 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of
                                   (A) the sum of (1) the Certificate
                                   Principal Balance of the Class A, Class
                                   M-1, Class M-2 and Class M-3
                                   Certificates (after taking into account
                                   the payment of the Class A, Class M-1,
                                   Class M-2 and Class M-3 Principal
                                   Distribution Amounts for that
                                   distribution date) and (2) the
                                   Certificate Principal Balance of the
                                   Class M-4 Certificates immediately

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

                                   prior to such distribution date over (B) the lesser of (x) [91.30]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

CLASS B PRINCIPAL DISTRIBUTION     For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of
                                   (A) the sum of (1) the Certificate
                                   Principal Balance of the Class A, Class
                                   M-1, Class M-2, Clas M-3 and, Class M-4
                                   Certificates (after taking into account
                                   the payment of the Class A, Class M-1,
                                   Class M-2, Class M-3 and Class M-4
                                   Principal Distribution Amounts for that
                                   distribution date) and (2) the
                                   Certificate Principal Balance of the
                                   Class B Certificates immediately prior
                                   to such distribution date over (B) the
                                   lesser of (x) [93.60]% of the aggregate
                                   Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                   Losses incurred during the related
                                   Prepayment Period) and (y) the aggregate
                                   Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                   Losses incurred during the related
                                   Prepayment Period) less the
                                   Overcollateralization Floor.

OVERCOLLATERALIZATION DEFICIENCY   For any distribution date, the amount, if
AMOUNT:                            any, by which the Overcollateralization
                                   Target Amount exceeds the
                                   Overcollateralized Amount on such
                                   distribution date.

OVERCOLLATERALIZATION RELEASE
AMOUNT: For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution
                                   Date) over (ii) the Overcollateralization
                                   Target Amount for such Distribution Date.

OVERCOLLATERALIZATION TARGET       With respect to any Distribution Date,
AMOUNT:                            (i) prior to the Stepdown Date, an
                                   amount equal to approximately 3.20% of
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the Cut-off Date,
                                   (ii) on or after the Stepdown Date
                                   provided a Trigger Event is not in
                                   effect, the greater of (x) 6.40% of the
                                   then current aggregate outstanding
                                   principal balance of the Mortgage Loans
                                   as of the last day of the related Due
                                   Period and (y) approximately $639,205 or
                                   (iii) on or after the Stepdown Date and
                                   if a Trigger Event is in effect, the
                                   Overcollateralization Target Amount for
                                   the immediately preceding Distribution
                                   Date. As of July 1, 2005, the OC Target
                                   Amount would have been approximately
                                   $4.091 million.


OVERCOLLATERALIZED AMOUNT:         For any distribution date, the amount,
                                   if any, by which (i) the aggregate
                                   principal balance of the mortgage loans
                                   exceeds (ii) the aggregate Certificate
                                   Principal Balance of the offered
                                   certificates as of such distribution
                                   date.

REALIZED LOSSES:                   Any loss on a mortgage loan attributable
                                   to the mortgagor's failure to make any
                                   payment of principal or interest as
                                   required under the mortgage note.

ALLOCATION OF LOSSES:              Any Realized Losses on the mortgage
                                   loans will be allocated on any
                                   distribution date, first, to Net Monthly
                                   Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class B Certificates, fourth, to the Class M-4, fifth, to Class M-3 , sixth to the Class M-2 and seventh to the Class M-1 Certificates. The pooling and servicing agreement does not permit the allocation of

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

                                   Realized Losses to the Class A Certificates.

                                   Once Realized Losses have been allocated to the Class B or Class M Certificates, such amounts with respect to such certificates will no longer accrue interest.

ALLOCATED REALIZED LOSS AMOUNT:    With respect to the Class M-1, Class
                                   M-2, Class M-3, Class M-4 or Class B
                                   Certificates and any distribution date,
                                   an amount equal to the sum of any
                                   Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

INTEREST CARRY FORWARD AMOUNT:     The Interest Carry Forward Amount is the
                                   amount of interest that was due, but
                                   remains unpaid from prior distribution
                                   dates.

YIELD MAINTENANCE AGREEMENT:       The issuer may benefit from payments
                                   from the Yield Maintenance Provider
                                   pursuant to five separate Yield
                                   Maintenance Agreements purchased with
                                   respect to each Class of Certificates,
                                   which is intended to partially mitigate
                                   the interest rate risk that could result from the difference between the
                                   LIBOR-based Rate on the floating rate
                                   Certificates and the Net Rate Cap.

                                   On each Distribution Date, payments under each Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the Certificate Principal Balance of the related classes of certificates as of such Distribution Date and (b) the Notional Balance schedule (as shown herein), calculated based on 24% CPR.

                                   It is anticipated that the Yield
                                   Maintenance Agreements will include the
                                   following terms:


                            Class A  Class M-1   Class M-2   Class M-3   Class B
                   Month    Strike   Strike      Strike      Strike      Strike
                   1-5      5.47%    5.12%       4.12%       3.37%       3.37%
                   6-12     5.69%    5.34%       4.34%       3.59%       3.59%
                   13-15    6.72%    6.37%       5.37%       4.62%       4.62%
                   16-18    6.81%    6.46%       5.46%       4.71%       4.71%
                   19-21    7.24%    6.89%       5.89%       5.14%       5.14%
                   22-24    7.43%    7.08%       6.08%       5.33%       5.33%
                   25-27    7.81%    7.46%       6.46%       5.71%       5.71%
                   28-30    8.04%    7.69%       6.69%       5.94%       5.94%
                   31-33    8.52%    8.17%       7.17%       6.42%       6.42%
                   34-36    8.63%    8.28%       7.28%       6.53%       6.53%
                   37-40    8.81%    8.46%       7.46%       6.71%       6.71%
                   41-47    9.24%    8.89%       7.89%       7.14%       7.14%
                   48-51    9.76%    9.41%       8.41%       7.66%       7.66%
                   52-54    10.34%   9.99%       8.99%       8.24%       8.24%
                   55-58    10.48%   10.13%      9.13%       8.38%       8.38%

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                 DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
              PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF JULY 1, 2005.

LOAN CHARACTERISTIC                       ARMS POOL
 Expected Pool Balance                 $127,804,998
 Average Balance                           $197,289
 % Conforming Balances                       69.81%
---------------------------------------------------
 WA Gross WAC                                6.100%
 Range of Gross WAC                3.125% - 10.950%
 WA Net WAC (%)                              5.590%
 WAM (mos)                                      347
 WA Age (mos)                                    12
 WA Orig. Term (mos)                            359
---------------------------------------------------
Fixed Rate Balloon                            0.00%
Fixed Rate Fully Amortizing                   0.00%
---------------------------------------------------
 First Lien / Second Lien          100.00% /  0.00%

CURRENT BALANCE
---------------
$0 - $49,999                                  0.99%
$50,000 - $99,999                             8.27%
$100,000 - $149,999                          15.45%
$150,000 - $199,999                          14.70%
$200,000 - $249,999                          11.37%
$250,000 - $299,999                          10.52%
$300,000 - $349,999                           7.60%
$350,000 - $399,999                           5.22%
$400,000 - $449,999                           5.23%
$450,000 - $499,999                           4.49%
$500,000 - $549,999                           2.93%
$550,000 - $599,999                           1.32%
$600,000 - $649,999                           1.95%
$650,000 - $699,999                           2.11%
$700,000 - $749,999                           0.58%
$750,000 - $799,999                           0.59%
$800,000 - $849,999                           0.64%
---------------------------------------------------
$850,000.- $899,999                           0.69%
---------------------------------------------------
$950,000 - $999,999                           0.78%
---------------------------------------------------
$1,000,000 - $1,049,999                       1.56%
---------------------------------------------------
$1,500,000 - $1,549,999                       1.17%
---------------------------------------------------
$2,350,000 -  $2,399,999                      1.84%
---------------------------------------------------
  INTEREST RATE
---------------
Up to 5.999%                                 55.89%
6.000% - 6.999%                              21.81%
7.000% - 7.999%                              10.84%
8.000% - 8.999%                               8.07%
9.000% - 9.999%                               2.26%
10.000% - 10.999%                             1.13%

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                 DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
              PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF JULY 1, 2005.


LOAN CHARACTERISTIC                      ARMS POOL
---------------------------------------------------
AGE (MONTHS)
------------
0 - 12                                      77.18%
13 - 24                                     15.73%
25 - 36                                      3.76%
37 - 48                                      1.36%
49 - 60                                      0.24%
61 - 72                                      0.11%
73 - 84                                      0.55%
85 - 96                                      0.18%
97 and Greater                               0.87%
ORIGINAL TERM
-------------
1-15 Years                                   0.06%
16-30 Years                                 99.76%
31+ Years                                    0.18%
---------------------------------------------------
CREDIT SCORE
------------
Weighted Average                               620
Not Available                                1.01%
Up to 549                                   24.15%
550 to 599                                  16.02%
600 to 649                                  16.48%
650 to 699                                  18.71%
700 to 749                                  15.48%
750 to 799                                   7.26%
800 and above                                0.88%
---------------------------------------------------
 CURRENT LTV
 Weighted Average                           79.51%
 % LTV's > 80%                              39.46%
 % of LTV's > 80% with MI
Insurance                                   26.49%
---------------------------------------------------
ORIGINAL LTV
------------
Weighted Average                            79.51%
20.01% - 30.00%                              0.35%
30.01% - 40.00%                              0.49%
40.01% - 50.00%                              2.23%
50.01% - 60.00%                              7.02%
60.01% - 70.00%                              8.46%
70.01% - 80.00%                             44.86%
80.01% - 90.00%                             16.54%
90.01% - 100.00%                            19.23%
100.01% and above                            0.83%

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
                 DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
              PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF JULY 1, 2005.

LOAN CHARACTERISTIC                     ARMS POOL
---------------------------------------------------
OCCUPANCY STATUS
----------------
 Owner Occupied                            87.31%
 Investor Property                          7.40%
 Second Home                                5.29%
LOAN PURPOSE
 Purchase Money                            53.30%
 Cash-Out Refi                             26.58%
 Rate/Term Refi                            20.12%
---------------------------------------------------
INSURANCE
---------
 Conventional w/MI                         26.65%
 Conventional w/o MI                       73.35%
---------------------------------------------------
GEOGRAPHIC CONCENTRATION
------------------------
(> 5%)
California                                 19.39%
Florida                                    12.35%
New Jersey                                  5.82%
New York                                    5.69%
Georgia                                     5.20%
PROPERTY TYPE
-------------
 Single Family                             77.68%
 Condominium                               11.66%
 PUD                                        5.34%
 2-4 Family                                 4.01%
 Townhouse                                  0.78%
 CO-OP                                      0.53%
---------------------------------------------------
LOAN TYPE
---------
6 MO LIBOR                                 46.85%
1YR TRSY                                   38.61%
1YR LIBOR                                   8.54%
COFI                                        0.48%
1MO LIBOR                                   0.77%

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP

            Distribution          Class      Class       Class       Class      Class       Class
Period      Date                  A-1        A-2         M-1         M-2        M-3         B

 1               25-May-05        3.42       3.54        4.09        5.09       5.59        5.59
 2               25-Jun-05        11.5       11.5        11.5        11.5       11.5        11.5
 3               25-Jul-05        11.5       11.5        11.5        11.5       11.5        11.5
 4               25-Aug-05        11.5       11.5        11.5        11.5       11.5        11.5
 5               25-Sep-05        11.5       11.5        11.5        11.5       11.5        11.5
 6               25-Oct-05        11.5       11.5        11.5        11.5       11.5        11.5
 7               25-Nov-05        11.5       11.5        11.5        11.5       11.5        11.5
 8               25-Dec-05        11.5       11.5        11.5        11.5       11.5        11.5
 9               25-Jan-06        11.5       11.5        11.5        11.5       11.5        11.5
10               25-Feb-06        11.5       11.5        11.5        11.5       11.5        11.5
11               25-Mar-06        11.5       11.5        11.5        11.5       11.5        11.5
12               25-Apr-06        11.5       11.5        11.5        11.5       11.5        11.5
13               25-May-06        11.5       11.5        11.5        11.5       11.5        11.5
14               25-Jun-06        11.5       11.5        11.5        11.5       11.5        11.5
15               25-Jul-06        11.5       11.5        11.5        11.5       11.5        11.5
16               25-Aug-06        11.5       11.5        11.5        11.5       11.5        11.5
17               25-Sep-06        11.5       11.5        11.5        11.5       11.5        11.5
18               25-Oct-06        11.5       11.5        11.5        11.5       11.5        11.5
19               25-Nov-06        11.5       11.5        11.5        11.5       11.5        11.5
20               25-Dec-06        11.5       11.5        11.5        11.5       11.5        11.5
21               25-Jan-07        11.5       11.5        11.5        11.5       11.5        11.5
22               25-Feb-07        11.5       11.5        11.5        11.5       11.5        11.5
23               25-Mar-07        11.5       11.5        11.5        11.5       11.5        11.5
24               25-Apr-07        11.5       11.5        11.5        11.5       11.5        11.5
25               25-May-07        11.5       11.5        11.5        11.5       11.5        11.5
26               25-Jun-07        11.5       11.5        11.5        11.5       11.5        11.5
27               25-Jul-07        11.5       11.5        11.5        11.5       11.5        11.5

(1) Assumes Indices at 12%, no losses and run at the pricing speed to call.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

AVAILABLE FUNDS CAP (CONTINUED)

            Distribution          Class      Class       Class       Class      Class       Class
Period      Date                  A-1        A-2         M-1         M-2        M-3         B

28               25-Aug-07        11.5       11.5        11.5        11.5       11.5        11.5
29               25-Sep-07        11.5       11.5        11.5        11.5       11.5        11.5
30               25-Oct-07        11.5       11.5        11.5        11.5       11.5        11.5
31               25-Nov-07        11.5       11.5        11.5        11.5       11.5        11.5
32               25-Dec-07        11.5       11.5        11.5        11.5       11.5        11.5
33               25-Jan-08        11.5       11.5        11.5        11.5       11.5        11.5
34               25-Feb-08        11.5       11.5        11.5        11.5       11.5        11.5
35               25-Mar-08        11.5       11.5        11.5        11.5       11.5        11.5
36               25-Apr-08        11.5       11.5        11.5        11.5       11.5        11.5
37               25-May-08        11.5       11.5        11.5        11.5       11.5        11.5
38               25-Jun-08        11.5       11.5        11.5        11.5       11.5        11.5
39               25-Jul-08        11.5       11.5        11.5        11.5       11.5        11.5
40               25-Aug-08        11.5       11.5        11.5        11.5       11.5        11.5
41               25-Sep-08        11.5       11.5        11.5        11.5       11.5        11.5
42               25-Oct-08        11.5       11.5        11.5        11.5       11.5        11.5
43               25-Nov-08        11.5       11.5        11.5        11.5       11.5        11.5
44               25-Dec-08        11.5       11.5        11.5        11.5       11.5        11.5
45               25-Jan-09        11.5       11.5        11.5        11.5       11.5        11.5
46               25-Feb-09        11.5       11.5        11.5        11.5       11.5        11.5
47               25-Mar-09        11.5       11.5        11.5        11.5       11.5        11.5
48               25-Apr-09        11.5       11.5        11.5        11.5       11.5        11.5
49               25-May-09        11.5       11.5        11.5        11.5       11.5        11.5
50               25-Jun-09        11.5       11.5        11.5        11.5       11.5        11.5
51               25-Jul-09        11.5       11.5        11.5        11.5       11.5        11.5
52               25-Aug-09        11.5       11.5        11.5        11.5       11.5        11.5
53               25-Sep-09        11.5       11.5        11.5        11.5       11.5        11.5

(1) Assumes Indices at 12%, no losses and run at the pricing speed to call.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

NOTIONAL BALANCE SCHEDULE
(24% CPR)

              Class          Class       Class        Class       Class
Date          A              M-1         M-2          M-3         B

25-Apr-05    159,340,000  12,466,000    5,811,000   5,343,000   1,593,000
25-May-05    154,948,033  12,466,000    5,811,000   5,343,000   1,593,000
25-Jun-05    150,333,714  12,466,000    5,811,000   5,343,000   1,593,000
25-Jul-05    145,807,750  12,466,000    5,811,000   5,343,000   1,593,000
25-Aug-05    141,403,584  12,466,000    5,811,000   5,343,000   1,593,000
25-Sep-05    137,095,152  12,466,000    5,811,000   5,343,000   1,593,000
25-Oct-05    132,869,381  12,466,000    5,811,000   5,343,000   1,593,000
25-Nov-05    128,869,685  12,466,000    5,811,000   5,343,000   1,593,000
25-Dec-05    125,142,988  12,466,000    5,811,000   5,343,000   1,593,000
25-Jan-06    121,503,601  12,466,000    5,811,000   5,343,000   1,593,000
25-Feb-06    117,948,861  12,466,000    5,811,000   5,343,000   1,593,000
25-Mar-06    114,477,119  12,466,000    5,811,000   5,343,000   1,593,000
25-Apr-06    111,087,078  12,466,000    5,811,000   5,343,000   1,593,000
25-May-06    107,777,400  12,466,000    5,811,000   5,343,000   1,593,000
25-Jun-06    104,553,996  12,466,000    5,811,000   5,343,000   1,593,000
25-Jul-06    101,407,636  12,466,000    5,811,000   5,343,000   1,593,000
25-Aug-06     98,337,214  12,466,000    5,811,000   5,343,000   1,593,000
25-Sep-06     95,341,263  12,466,000    5,811,000   5,343,000   1,593,000
25-Oct-06     92,418,146  12,466,000    5,811,000   5,343,000   1,593,000
25-Nov-06     89,566,467  12,466,000    5,811,000   5,343,000   1,593,000
25-Dec-06     86,784,433  12,466,000    5,811,000   5,343,000   1,593,000
25-Jan-07     84,070,311  12,466,000    5,811,000   5,343,000   1,593,000
25-Feb-07     81,402,876  12,466,000    5,811,000   5,343,000   1,593,000
25-Mar-07     78,781,783  12,466,000    5,811,000   5,343,000   1,593,000
25-Apr-07     76,206,660  12,466,000    5,811,000   5,343,000   1,593,000
25-May-07     73,677,162  12,466,000    5,811,000   5,343,000   1,593,000
25-Jun-07     71,192,915  12,466,000    5,811,000   5,343,000   1,593,000
25-Jul-07     68,753,309  12,466,000    5,811,000   5,343,000   1,593,000
25-Aug-07     66,356,639  12,466,000    5,811,000   5,343,000   1,593,000
25-Sep-07     64,004,086  12,466,000    5,811,000   5,343,000   1,593,000

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                          COMPUTATIONAL MATERIALS FOR
[GRAPHIC OMITTED]         BEAR STEARNS ASSET BACKED SECURITIES I LLC
                          ASSET-BACKED CERTIFICATES, SERIES 2005-SD3, GROUP II
--------------------------------------------------------------------------------

NOTIONAL BALANCE SCHEDULE (CONTINUED)
(24% CPR)

              Class       Class         Class       Class       Class
Date          A           M-1           M-2         M-3         B

25-Oct-07     61,695,318  12,466,000    5,811,000   5,343,000   1,593,000
25-Nov-07     59,428,531  12,466,000    5,811,000   5,343,000   1,593,000
25-Dec-07     57,204,966  12,466,000    5,811,000   5,343,000   1,593,000
25-Jan-08     55,023,914  12,466,000    5,811,000   5,343,000   1,593,000
25-Feb-08     52,884,937  12,466,000    5,811,000   5,343,000   1,593,000
25-Mar-08     50,787,592  12,466,000    5,811,000   5,343,000   1,593,000
25-Apr-08     48,731,428  12,466,000    5,811,000   5,343,000   1,593,000
25-May-08     48,731,428  12,466,000    5,811,000   4,474,371   1,302,141
25-Jun-08     48,731,428  12,026,145    4,627,538   4,254,850   1,268,571
25-Jul-08     48,731,428  10,450,359    4,507,520   4,144,498   1,235,670
25-Aug-08     48,220,062   9,417,391    4,389,897   4,036,348   1,203,426
25-Sep-08     46,953,919   9,170,113    4,274,629   3,930,364   1,171,827
25-Oct-08     45,714,172   8,927,990    4,161,764   3,826,588   1,140,886
25-Nov-08     44,499,364   8,690,737    4,051,169   3,724,901   1,110,568
25-Dec-08     43,309,071   8,458,273    3,942,806   3,625,265   1,080,862
25-Jan-09     42,142,880   8,230,515    3,836,638   3,527,647   1,051,758
25-Feb-09     41,000,422   8,007,393    3,732,630   3,432,015   1,023,245
25-Mar-09     39,881,259   7,788,820    3,630,742   3,338,334     995,315
25-Apr-09     38,784,999   7,574,721    3,530,940   3,246,569     967,955
25-May-09     37,718,543   7,366,441    3,433,851   3,157,300     941,340
25-Jun-09     36,682,036   7,164,011    3,339,489   3,070,537     915,472
25-Jul-09     35,673,770   6,967,097    3,247,698   2,986,138     890,308
25-Aug-09     34,692,963   6,775,545    3,158,406   2,904,038     865,830
25-Sep-09     33,736,248   6,588,698    3,071,308   2,823,954     841,954
25-Oct-09     32,804,921   6,406,810    2,986,521   2,745,996     818,711
25-Nov-09     31,898,776   6,229,839    2,904,027   2,670,145     796,096
25-Dec-09     31,017,378   6,057,702    2,823,785   2,596,366     774,099
25-Jan-10     30,159,969   5,890,250    2,745,728   2,524,595     752,701
25-Feb-10     29,326,010   5,727,377    2,669,805   2,454,787     731,888

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.